SCHEDULE 14C
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                     of 1934

Check the appropriate box:

|_|   Preliminary Information Statement

|_| Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

|X|   Definitive Information Statement

                            NETFABRIC HOLDINGS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies: N/A

      (2)   Aggregate number of securities to which transaction applies: N/A

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

      (4)   Proposed maximum aggregate value of transaction: N/A

      (5)   Total fee paid: N/A

|_|   Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid: N/A

      (2)   Form, Schedule or Registration Statement No.: N/A

      (3)   Filing Party: N/A

      (4)   Date Filed: N/A

                            NETFABRIC HOLDINGS, INC.

                                 3 Stewart Court
                               Denville, NJ 07834
                              INFORMATION STATEMENT
                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

TO ALL STOCKHOLDERS:

      This Information Statement is first being mailed on or about October 25, 2006 to the holders of record of the common stock, par value $.001 (the "Common Stock") of Netfabric Holdings, Inc. ("we", "us" or the "Company") as of the close of business on October 23, 2006 (the "Record Date"). This Information Statement relates to certain actions taken by the written consent of the holders of a majority of the Company's outstanding Common Stock, dated October 12, 2006 (the "Written Consent").

      The Written Consent authorized, effective upon the 21st day following the mailing of this Information Statement to the Stockholders of the Company, the following:

      (1) An amendment to the Company's Certificate of Incorporation (the "Amendment") to increase the number of authorized shares of the Company's Common Stock from 100 million shares to 200 million shares of Common Stock.

      The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the General Corporation Law of the State of Delaware (the "DGCL") and the Company's Bylaws to approve the Amendment. Accordingly, the Amendment shall not be submitted to the Company's other stockholders for a vote.

      This Information Statement is being furnished to you to provide you with material information concerning the actions taken in connection with the Written Consent in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated there under, including Regulation 14C. This Information Statement also constitutes notice under Section 228 of the DGCL of the action taken in connection with the Written Consent.

      Only one Information Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at 3 Stewart Court, Denville, NJ 07834, Attn: Vasan Thatham.

      THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.



Date: October 24, 2006

                                        /s/ Fahad Syed
                                        Fahad Syed, Chairman of the Board of
                                        Directors and Chief Executive Officer

                              INFORMATION STATEMENT

                                  INTRODUCTION

      This Information Statement is being mailed or otherwise furnished to stockholders of the Company in connection with the prior receipt by the Board of Directors (the "Board") of approval by Written Consent of the holders of a majority of the Company's Common Stock to approve the Amendment.

      The Board believes it is in the best interests of the Company to increase the authorized number of shares of Common Stock to enable additional equity financings, debt financings and stock based acquisitions that may occur in the future.

      This Information Statement is being first sent to stockholders on or about October 25, 2006. The Amendment will become effective following the twentieth
(20) day after the mailing.

MEETING NOT REQUIRED

      The Amendment was approved by the Written Consent. No further vote is required to approve the Amendment. The Amendment will become effective following the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which will occur promptly following the twentieth (20) day after the mailing of this Information Statement to the stockholders of the Company.

FURNISHING INFORMATION

      This Information Statement is being furnished to all holders of Common Stock of the Company. The Form 10-KSB for the year ending December 31, 2005 and all subsequent filings may be viewed on the Securities and Exchange Commission web site at www.sec.gov in the EDGAR Archives and are incorporated herein by reference. The Company is presently current in the filing of all reports required to be filed by it.

DISSENTERS RIGHTS OFAPPRAISAL

      There are no dissenters' rights of appraisal applicable to the action authorized by the Written Consent.

PROPOSALS BY SECURITY HOLDERS

      No security holders entitled to vote have transmitted any proposals to be acted upon by the Company.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The Amendment requires the approval of a majority of the outstanding shares of Common Stock. Each holder of Common Stock is entitled to one (1) vote for each share held. The record date for the purpose of determining the number of shares outstanding and for determining stockholders entitled to vote, is the close of business on the Record Date, the day in which the Board of Directors of the Company adopted the resolution setting forth and recommending the Amendment. As of the Record Date, the Company had 74,693,883 shares of Common Stock issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of October 12, 2006, each person known by us to be the beneficial owner of five percent or more of the Company's Common Stock, all directors individually and all directors and officers as a group. Each person named below has sole voting and investment power with respect to the shares shown unless otherwise indicated.

Name and Address of Beneficial Owner                 Amount of Beneficial Ownership         Percentage of Class
----------------------------------------------------------------------------------------------------------------------
Jeffrey Robinson                                                4,832,476                           6.5%
Five Tomaselli Court
Ballston Spa, NY 12020
----------------------------------------------------------------------------------------------------------------------
Fred Nazem                                                   15,807,477(1)                         21.0%
44 East 73rd Street
New York, New York 10021
----------------------------------------------------------------------------------------------------------------------
Fahad Syed                                                   7,331,731(2)                           9.7%
c/o NetFabric Corporation
Three Stewart Court
Denville, NJ 07834
----------------------------------------------------------------------------------------------------------------------
Vasan Thatham                                                  75,000(3)                             *
c/o NetFabric Corporation
Three Stewart Court
Denville, NJ 07834
----------------------------------------------------------------------------------------------------------------------
Charlotte G. Denenberg                                        109,375(4)                             *
c/o NetFabric Corporation
Three Stewart Court
Denville, NJ 07834
----------------------------------------------------------------------------------------------------------------------

Name and Address of Beneficial Owner                 Amount of Beneficial Ownership         Percentage of Class
----------------------------------------------------------------------------------------------------------------------
Joseph Perno                                                   31,250(5)                             *
c/o NetFabric Corporation
Three Stewart Court
Denville, NJ 07834
----------------------------------------------------------------------------------------------------------------------
Faisal Syed                                                    13,238,462                          17.7%
12 Kings Brook Court
Mendham, NJ 07945
----------------------------------------------------------------------------------------------------------------------
Mohamed Asif                                                   13,238,462                          17.7%
53 Burnet Hill Road
Livingston, NJ 07039
----------------------------------------------------------------------------------------------------------------------
Utek Corporation                                              7,165,000(6)                          9.6%
2109 Palm Avenue
Tampa, FL 33605
----------------------------------------------------------------------------------------------------------------------
(Directors and Officers as a group, 4 Persons)                7,547,356(7)                         10.0%
----------------------------------------------------------------------------------------------------------------------

(1) Includes 100,000 shares issuable upon exercise of warrants and 400,000 shares issuable upon conversion of convertible debentures. Includes 6,592,212 shares held by the Fred F. Nazem Children's Trust, whose trustees are Alexander Nazem, Farhad Nazem and Sohelya Gharib. Fred Nazem disclaims beneficial ownership of these securities.

(2) Includes 300,000 shares issuable upon exercise of warrants and 300,000 shares issuable upon conversion of a convertible debenture.

(3) Includes 75,000 shares issuable upon exercise of options.

(4) Includes 109,375 shares issuable upon exercise of options.

(5) Includes 75,000 shares issuable upon exercise of options.

(6) Dr. Clifford M. Gross, PhD, Chairman and Chief Executive Officer, Ms. Carole
R. Wright, Chief Financial Officer and Mr. Douglas Schaedler, Chief Operating Officer, make the investment decisions on behalf of Utek Corporation.

(7) Includes 215,625 shares issuable upon exercise of options, 300,000 shares issuable upon exercise of warrants and 300,000 shares issuable upon conversion of a convertible debenture.

 * less than 1%.

      There are no arrangements, known to the Company, including any pledge by any person, of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.


                                    PROPOSAL

                                  TO AMEND THE
                          CERTIFICATE OF INCORPORATION

      The Board has determined that it would be in the best interests of the Company to increase the number of authorized shares of Common Stock from 100 million shares to 200 million shares of Common Stock. The proposed Certificate of Amendment to the Certificate of Incorporation is attached hereto as Exhibit A.

PURPOSE FOR THE AMENDMENT

      The increase in the number of authorized shares of Common Stock would provide the Company with greater flexibility with respect to its capital structure for such purposes as additional equity financings and stock based acquisitions that may occur in the future. Having a substantial number of authorized, but unissued shares of Common Stock that are not reserved for specific purposes will allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of stockholders or obtaining the written consent of stockholders for the purpose of approving an increase in the Company's capitalization. The issuance of additional shares of Common Stock may, depending upon the circumstances under which these shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of Common Stock by existing stockholders.

      It is not the present intention of the Board to seek stockholder approval prior to any issuance of shares of Common Stock that would become authorized by the Amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders. When issued, the additional shares of Common Stock authorized by the Amendment will have the same rights and privileges as the shares of Common Stock currently authorized and outstanding. Holders of Common Stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of Common Stock when additional shares are issued.

                                 REQUIRED VOTES

      The Amendment was approved pursuant to the Written Consent. No further vote is required to approve the Amendment. The Amendment will become effective following the filing of the Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, which will occur promptly following the twentieth (20) day after the mailing of this Information Statement to the stockholders of the Company.

VOTES OBTAINED

      The following individuals own the number of shares and percentages set forth opposite their names and executed the Written Consent:

Name of Beneficial Owner                       Amount of          Percentage of
                                              Beneficial              Class
                                               Ownership
--------------------------------------------------------------------------------
Jeffrey Robinson                               4,832,476               6.5%
--------------------------------------------------------------------------------
Fred Nazem                                     8,715,265              11.7%
--------------------------------------------------------------------------------
Fred F. Nazem Children's Trust                 6,592,212               8.8%
--------------------------------------------------------------------------------
Fahad Syed                                     6,731,731               9.0%
--------------------------------------------------------------------------------
Faisal Syed                                   13,238,462              17.7%
--------------------------------------------------------------------------------
Mohamed Asif                                  13,238,462              17.7%
--------------------------------------------------------------------------------
Total                                         53,348,608              71.4%
--------------------------------------------------------------------------------


INTEREST OF CERTAIN PERSONS IN FAVOR OF OR IN OPPOSITION TO THE AMENDMENT

      No officer or director will receive any direct or indirect benefit from the Company's proposed Amendment.

                                        By Order of the Board of Directors

                                        /s/ Fahad Syed
                                        Fahad Syed, Chairman of the Board of
                                        Directors and Chief Executive Officer

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                            NETFABRIC HOLDINGS, INC.

                         (Pursuant to Section 242 of the
                General Corporation Law of the State of Delaware)


Netfabric Holdings, Inc., a Delaware corporation, hereby certifies as follows:

1. The name of the corporation (hereinafter called the "Corporation") is Netfabric Holdings, Inc. The date of the filing of the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware was August 31, 1989. An Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 18, 2005.

2. The Certificate of Incorporation, filed on August 31, 1989, as amended and restated on April 18, 2005, is hereby further amended to increase the amount of the authorized capital stock of Netfabric Holdings, Inc. by striking out Article IV, Section A thereof and by substituting in lieu of said Article IV, Section A, the following new Article IV, Section A:

                                   ARTICLE IV

                                  CAPITAL STOCK

Section A: The amount of total authorized capital stock of this Corporation shall be Two Hundred Ten Million Shares, divided as follows: (i) Two Hundred Million shares of Common Stock, with $0.001 par value (the "Common Stock"), and Ten Million shares of Preferred Stock (the "Preferred Stock").

3. The Amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


Signed this ___ day of November, 2006.



                                           -------------------------------------
                                           Fahad Syed, Chairman of the Board of
                                           Directors and Chief Executive Officer